Deferred Charges and Other Assets-Net (Tables)	12 Months Ended
Dec. 31, 2012
Deferred Charges and Other Assets Net

As of December 31, deferred charges and other assets—net consisted of the following:

	December 31,
	2011	2012
Debt issue costs, net of accumulated amortization	$26,870	$40,520
Long-term prepaid rents	15,778	14,958
Construction related deposits	6,463	11,427
Lease deposits	2,208	4,039
Equipment to be placed in service	10,495	22,767
Other	2,166	8,333

Total	$63,980	$102,044